Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Debt Disclosure [Abstract]
Debt

5. Debt

	September 30,	December 31,
	2020	2019
(in thousands)
First lien term loans	$2,448,123	$2,467,529
Second lien term loans	760,000	760,000
Account receivable securitization facility	120,000	—
Notes payable and deferred obligations	3,360	2,053

	3,331,483	3,229,582
Less: current portion	26,170	27,655
Less: debt issuance costs	17,964	29,840

Long-term debt, net of current portion	$3,287,349	$3,172,087

Under the Credit Facilities, the Company is required to meet customary affirmative and negative covenants; including certain financial covenants relating to leverage to earnings before interest, taxes, depreciation and amortization ratios. The Company was in compliance with all of its affirmative and negative covenants under the Credit Facilities as of September 30, 2020. In addition, the Company was required to repay the principal under the First Lien Terms Loans (as such term was defined in the First Lien Credit Agreement) in the greater amount of its excess cash flow, as defined in the First Lien Credit Agreement, or $25.9 million, per annum, in quarterly payments. The Company made each of the minimum quarterly principal payments of $6.5 million and $19.4 million during the three months ended and the nine months ended September 30, 2020, respectively, and no payments under the excess cash flow calculation were required. As of September 30, 2020, the First Lien Term Loans and the Second Lien Term Loans (as defined in the Second Lien Credit Agreement) were collateralized by substantially all of the assets of the Company, excluding those assets secured by the accounts receivable securitization facility described below.

As of September 30, 2020, the Company had $2.5 billion of debt outstanding under the First Lien Term Loans and $760 million of debt outstanding under the Second Lien Term Loans with maturity dates in July 2021 and July 2022, respectively. On October 28, 2020, the Company repaid the outstanding debt under its First Lien Term Loans and Second Liens Term Loans and the Company, through its subsidiaries, entered into the New Senior Secured Credit Facilities, consisting of a $1,325.0 million New Term Loan Facility and a $400.0 million New Revolving Facility, and issued $775.0 million of Senior Secured Notes. For more information, see Note 11, Subsequent Events.

On March 11, 2020 the World Health Organization declared a novel strain of coronavirus (“COVID-19”) a global pandemic and recommended containment and mitigation measures worldwide. In response to the COVID-19 pandemic and the related containment and mitigation measures, in March 2020, the Company increased its borrowings by $80.0 million under the Revolving Credit Facility as a precautionary measure to increase its cash position, preserve financial flexibility and maintain liquidity. Subsequently in May 2020, the Company paid off the additional borrowings of $80.0 million, due to an increased cash balance available at that time.

In April 2020, the Company entered into an accounts receivable securitization facility under which accounts receivable of certain domestic subsidiaries are sold on a non-recourse basis to a special purpose entity (“SPE”), which is a bankruptcy-remote, consolidated subsidiary of the Company. Accordingly, the assets of the SPE are not available to satisfy the obligations of the Company or any of its subsidiaries. From time to time, the SPE may finance such accounts receivable with a revolving loan facility secured by a pledge of such accounts receivable. The amount of outstanding borrowings on the revolving loan facility at any one time is limited to $300.0 million. The agreement governing the accounts receivable securitization facility provides for an initial three-year term and may be extended and contains certain covenants and termination events. An occurrence of an event of default or a termination event under the accounts receivable securitization facility may give rise to the right of its counterparty to terminate this facility.

On April 27, 2020 the Company obtained $120.0 million under its AR Facility, representing the minimum funding threshold of 60.0% of the $200.0 million borrowing base. The Company guaranteed the performance of the obligations of its subsidiaries that sell and service the account receivable under the AR Facility. In accordance with the terms of the AR Facility, the Company may use the borrowings for working capital, general corporate or other purposes permitted thereunder. As of September 30, 2020, the Company was in compliance with all financial covenants under the AR Facility. On October 28, 2020, the Company repaid the $120.0 million outstanding debt under the AR Facility. See Note 11, Subsequent Events, for additional information.

On May 25, 2020, a subsidiary of the Company operating in Japan entered into two loan agreements and had aggregate principal amount of $2.8 million borrowings from a bank lender pursuant to a local government loan program. The loan bears an interest rate of 1.82% per annum with maturity date of May 27, 2029 and amounts under the loans will be repayable to the lender in monthly installments.

As of September 30, 2020, the Company’s future minimum principal payments on long-term debt were as follows:

(in thousands)
The remainder of 2020	$6,737
2021	2,441,702
2022	760,039
2023	120,043
2024	24
Thereafter	2,938

Total future minimum principal payments	$3,331,483

7. Debt

	December 31,
	2019	2018
(in thousands)
First lien term loan	$2,467,529	$2,493,404
Second lien term loan	760,000	760,000
Notes payable and deferred obligations	2,053	1,139

	3,229,582	3,254,543
Less: current portion	27,655	26,348
Less: debt issuance costs	29,840	46,730

Long-term debt, net of current portion	$3,172,087	$3,181,465

At the time of the Daymon Acquisition, Daymon had an existing credit agreement with several financial institutions (the “Daymon Credit Agreement”). The Daymon Credit Agreement provided for a $100.0 million term loan and a $125.0 million revolving line of credit. Borrowings bore interest at, as elected by Daymon, base rate or Eurodollar rate. In connection with the Daymon Acquisition, the fair value of the Daymon Credit Agreement was $207.0 million, a discount of $2.6 million on the outstanding balance as of December 18, 2017.

Under the Daymon Credit Agreement, Daymon was obligated to meet certain customary financial and nonfinancial covenants, including, without limitation, restrictions on incurring and repaying debt, granting liens, making investments and acquisitions, paying dividends, or entering into contracts with affiliates. At the end of each quarter, Daymon was required to comply with covenants related to fixed-charge coverage ratio and total leverage ratio, each as defined in the Daymon Credit Agreement. On February 21, 2018, the Company executed the Third Amendment to First Lien Credit Agreement, which amended the First Lien Credit Agreement (defined below) to enable the Company to incur additional first lien term loans under the incremental facilities (the “Incremental First Lien Term Loans”) in an aggregate principal amount of $350.0 million. The Incremental First Lien Term Loans bear interest at the applicable base rate payable under the First Lien Credit Agreement, plus a margin of 3.25% per annum or 2.25% per annum, as applicable. The proceeds of the Incremental First Lien Term Loans were used primarily to pay off and terminate the entire outstanding $205.1 million principal amount of the Daymon Credit Agreement.

On July 25, 2014, certain subsidiaries of the Company entered into the following credit facilities with different syndicates of lenders in connection with the 2014 Topco Acquisition:

•	a first lien credit agreement (the “First Lien Credit Agreement”) that provided for:

•	a $200.0 million revolving line of credit (the “Revolving Credit Facility”), of which up to $75.0 million may be used for letters of credit,

•	a $1.8 billion term loan facility (the “Initial First Lien Term Loans”),

•	commitments for an additional $60.0 million of unfunded delayed draw term loans (the “Delayed Draw Commitments”), and

•	uncommitted incremental revolving and first lien term loan facilities, subject to certain incurrence tests; and

•	a second lien credit agreement (the “Second Lien Credit Agreement”) that provided for:

•	a $760.0 million term loan facility (the “Second Lien Term Loans”), and

•	uncommitted incremental second lien term loan facilities, subject to certain incurrence tests.

Borrower, Guarantors, and Collateral. Advantage Sales & Marketing Inc., a wholly owned indirect subsidiary of the Company, is the borrower under the credit facilities (the “Borrower”). Obligations under the credit facilities are guaranteed by Karman Intermediate Corp., the Borrower’s direct parent and a wholly owned, direct subsidiary of the Company, and by certain wholly owned, domestic material subsidiaries of the Borrower (collectively, the “Guarantors”). Obligations under the credit facilities are secured by a lien on substantially all of the property and assets of the Borrower and the Guarantors and which, in the case of the First Lien Credit Agreement, is a first-priority lien and, in the case of the Second Lien Credit Agreement, is a second-priority lien. Advantage is not a party to the credit agreements and is not a Guarantor and has not granted any liens on any of its direct assets to secure the credit facilities.

Borrowings and Use of Proceeds. The Borrower incurred $1.8 billion of Initial First Lien Term Loans and $760.0 million of Second Lien Term Loans in July 2014, and used the proceeds to finance the 2014 Topco Acquisition and to pay related fees and expenses. The Borrower incurred an aggregate of $60.0 million of additional first lien term loans under the Delayed Draw Commitments in September and November 2014, and used the proceeds to finance certain acquisitions and to pay related fees and expenses. The Borrower incurred $150.0 million of additional first lien term loans under the incremental facilities in April 2015 and used the proceeds to finance additional acquisitions, pay related fees and expenses, repay loans under the Revolving Credit Facility and for general corporate purposes. The Borrower also uses the Revolving Credit Facility to maintain various letters of credit. In May 2017, the Borrower incurred $225.0 million of additional First Lien Term Loans and extended the termination with respect to a $150.0 million portion of the Company’s Revolving Credit Facility (the “Series A Revolving Loan Facility”) from July 25, 2019 to April 23, 2021. The proceeds were used to finance additional acquisitions, to repay existing loans under the Revolving Credit Facility and for general corporate purposes. From time to time the Borrower has incurred and repaid loans under the Revolving Credit Facility, and those borrowings generally are used for working capital purposes and to fund acquisitions. The Borrower also uses the Revolving Credit Facility (including the Series A Revolving Loan Facility) to issue letters of credit on the Borrower and its subsidiaries’ behalf. In February 2018, the Borrower executed the Third Amendment to First Lien Credit Agreement, which amended the First Lien Credit Agreement to enable the Borrower to incur the Incremental First Lien Term Loans in an aggregate principal amount of $350.0 million. The Borrower used the proceeds of the Incremental Term Loans to pay for the refinancing of all existing indebtedness of Daymon, finance additional acquisitions, and for general corporate purposes.

Maturity. The Revolving Credit Facility (other than the Series A Revolving Loan Facility) matured on July 25, 2019. The Series A Revolving Loan Facility matures on April 23, 2021. The Initial First Lien Term Loans, the first lien term loans funded under the Delayed Draw Commitments, the Incremental First Lien Term Loans and the other first lien term loans funded under the incremental facilities (collectively, the “First Lien Term Loans”) mature on July 23, 2021. The Second Lien Term Loans mature on July 25, 2022.

Amortization. The First Lien Term Loans amortize at a rate that approximates 1.0% per annum of the principal amount of First Lien Term Loans borrowed, and amortization payments are due quarterly on the last business day of each fiscal quarter. In the years ended December 31, 2019 and 2018, the Borrower paid $25.9 million and 25.9 million, respectively, of principal in amortization on the First Lien Term Loans. As of December 31, 2019, the amortization payment was $6.5 million per quarter. The Second Lien Term Loans do not amortize.

Prepayments. The following mandatory prepayments of First Lien Term Loans are required:

•

Excess Cash Flow — the Borrower must prepay First Lien Term Loans with 50% of its “Excess Cash Flow” (as defined in the First Lien Credit Agreement) in excess of $20.0 million (net of certain voluntary prepayments of debt) for each fiscal year. Payment is due annually at approximately the time when the Borrower is required to deliver its audited financial statements for the prior fiscal year. The percentage of Excess Cash Flow that must be applied to prepay loans declines to 25.0% or 0.0% if the Borrower achieves a first lien net leverage ratio of 4.50:1.00 or 3.75:1.00, respectively, for the applicable fiscal year.

•

Asset Sales and Casualty Events — the Borrower must prepay First Lien Term Loans with 100% of the “Net Cash Proceeds” (as defined in the First Lien Credit Agreement) from certain types of non-ordinary course asset sales, insurance proceeds or condemnation awards. However, in lieu of making the mandatory prepayment, the Borrower has the option to reinvest Net Cash Proceeds in other assets within 12 months of receipt of the proceeds or, if a commitment to reinvest such proceeds is made within such 12-month period, within 180 days after such 12-month period.

•	Other Debt — the Borrower must prepay First Lien Term Loans with the proceeds of debt that otherwise is not permitted to be incurred under the First Lien Credit Agreement.

The Borrower also may make voluntary prepayments of First Lien Term Loans at any time without penalty or premium. In 2019, the Borrower was not required to make any Excess Cash Flow payment for the year ended December 31, 2018, and the Borrower did not make any other mandatory or voluntary prepayments of First Lien Term Loans for the years ended December 31, 2019 or 2018.

The Second Lien Credit Agreement includes comparable mandatory prepayment provisions, but they do not have effect prior to the date that the First Lien Credit Agreement is terminated. The Borrower may make voluntary prepayments of the Second Lien Term Loans at any time without penalty or premium, as the original call protection in the Second Lien Credit Agreement is no longer applicable. However, under certain circumstances, the First Lien Credit Agreement restricts the Borrower’s ability to prepay the Second Lien Term Loans. The Borrower did not make any prepayments of the Second Lien Term Loans in the years ended December 31, 2019 or 2018.

Interest and Fees. Interest on the credit facilities accrues at a floating rate. For each borrowing and interest period, the Borrower has the right to choose either a base rate or Eurodollar rate of interest. The base rate is, as of any date, the highest of (a) the federal funds rate plus 0.5%, (b) Bank of America’s “prime rate” and (c) the Eurodollar rate for an interest period of one month plus 1.00%. The Eurodollar rate is, for a specified interest period of one, two, three, six, or twelve months, the rate equal to the ICE London InterBank Offered Rate (“LIBOR Rate”) determined two business days prior to the start of the applicable interest period, further adjusted for statutory reserves. The base rate and Eurodollar rate for term loans are each subject to a “floor” of 2.00% and 1.00%, respectively. Base rate interest is payable at the end of each quarter, and Eurodollar rate interest is payable at the end of the applicable interest period or, if more than three months, every three months. If a Eurodollar rate loan is prepaid or converted to base rate prior to the end of the applicable interest period, the Borrower may be liable for customary “breakage” costs. Both base rate loans and Eurodollar rate loans accrue interest at the applicable rate plus a margin, as follows:

•

for the Revolving Credit Facility, there is a pricing grid based on first lien net leverage where the base rate margins range between 2.25% to 1.75% and the Eurodollar rate margins range between 3.25% and 2.75%, with the margin determined based on whether the Borrower is above or below a leverage ratio of 4.50:1.00 or 4.00:1.00;

•	for First Lien Term Loans, the base rate margin is 2.25% and the Eurodollar rate margin is 3.25%; and

•	for Second Lien Term Loans, the base rate margin is 5.50% and the Eurodollar rate margin is 6.50%.

The Borrower has historically generally elected the Eurodollar rate. In 2019 and 2018, the effective interest rate on the First Lien Term Loans was 5.53% and 5.25% per annum, respectively, and the effective interest rate on the Second Lien Term Loans was 8.78% and 8.48% per annum, respectively.

The Revolving Credit Facility accrues a commitment fee for unfunded commitments, calculated based on daily unused commitments and payable quarterly, at a rate of 0.50% per annum or, if the Borrower achieves a first lien net leverage ratio equal to or below 4.50:1.00 for the applicable quarter, 0.375% per annum. Outstanding letters of credit accrue a fee, calculated based on daily outstanding amounts and payable quarterly, equal to the Eurodollar rate margin applicable to the Revolving Credit Facility times the face value of outstanding undrawn letters of credit. The Borrower also pays customary “fronting fees” upon the issuance of letters of credit. As of December 31, 2019 and 2018, the Borrower had no loans outstanding under the Revolving Credit Facility and $63.5 million and $44.0 million, respectively, of undrawn letters of credit outstanding under the Revolving Credit Facility. There were no borrowings outstanding under the Revolving Credit Facility during the year ended December 31, 2019. The maximum and average daily borrowings outstanding under the Revolving Credit Facility during the year ended December 31, 2018 were $30.0 million and $105.0 million, respectively.

Covenants.The Revolving Credit Facility has a “springing” financial maintenance covenant. If, at the end of any fiscal quarter, the Borrower has used more than 30% of the Revolving Credit Facility commitments (excluding letters of credit), then the Borrower must demonstrate that its first lien net leverage ratio is equal to or less than 8.25:1.00 for the twelve-month period ended as of such fiscal quarter. If the financial covenant is required to be tested and cannot be met, the Borrower has a customary right to “cure” the default with the proceeds of a specified capital contribution (if made available to the Borrower by its parent entity or that entity’s equity holders), which is treated as EBITDA for purposes of demonstrating compliance with the financial covenant. The Borrower was in compliance with the financial covenant as of December 31, 2019 and 2018, regardless of whether the covenant was required to be tested.

The First Lien Credit Agreement and Second Lien Credit Agreement also contain customary affirmative and negative covenants. These covenants restrict the ability of the Borrower, the Guarantors and their subsidiaries to incur debt, permit liens on pledged assets, make investments, make distributions to equity holders, prepay junior debt, engage in mergers or restructurings, and sell assets, among other things. These covenants are subject to a number of exceptions that generally provided the Borrower and its subsidiary with adequate flexibility to operate their business in the ordinary course. The credit agreements contain customary covenants that restrict the Company’s ability to receive distributions of cash or assets from the Borrower, the Guarantors and their subsidiaries, which, collectively, constitute substantially all of the Company’s operating assets; however, these covenants are subject to a number of exceptions, including an exception that permits unlimited distributions if the Borrower’s senior secured net leverage ratio is equal to or less than 6.00:1.00. As of December 31, 2019, the Borrower does not meet such leverage ratio. To the extent the Borrower from time to time in the future is not able to meet this leverage test, the Company would still be able to receive distributions from the Borrower and its subsidiaries under other baskets to the covenant which include, among other things, distributions:

•	in an amount of up to 6% per annum of the net proceeds of public offerings of stock;

•	to pay salary, bonus, and benefits to the Company’s officers and employees;

•	to repurchase management equity upon termination, retirement, death, or disability, subject to a cap;

•	to pay taxes on behalf of the Borrower and its subsidiaries;

•	to pay the Company’s costs, fees, and expenses of being a public company, including compliance with regulations applicable to public reporting companies and listed companies;

•	to pay the costs and expenses related to the Company’s operations as a holding company of the Borrower, including administrative, legal, accounting, and similar expenses; and

•	to pay the costs of any unsuccessful equity or debt offering the Company may attempt.

As of December 31, 2019 and 2018, the Borrower was in compliance with the negative and affirmative covenants under the credit agreements.

Fees related to the issuance or refinancing of long-term debt are generally capitalized and amortized over the term of the debt using the effective interest rate method. The amortization of deferred debt issuance costs is included in “Interest expense, net,” in the Consolidated Statements of Comprehensive (Loss) Income, and amounted to $16.9 million, $15.3 million, and $13.2 million for the year ended December 31, 2019, 2018 and 2017, respectively. As of December 31, 2019, “Long-term debt” in the Consolidated Balance Sheets included debt issuance costs of $103.2 million less accumulated amortization of $73.3 million. As of December 31, 2018, “Long-term debt” in the Consolidated Balance Sheets included debt issuance costs of $103.2 million less accumulated amortization of $56.5 million.

Future minimum principal payments on long-term debt are as follows:

(in thousands)
For the fiscal years ending December 31,
2020	$27,655
2021	2,441,707
2022	760,047
2023	43
2024	23
Thereafter	107

Total future minimum principal payments	$3,229,582